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                                                                    EXHIBIT 23.a

                       [ARTHUR ANDERSEN LLP LETTERHEAD]

                     INDEPENDENT PUBLIC ACCOUNTANTS REPORT

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 2001 included in Saul Centers, Inc. Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                 /s/ Arthur Andersen LLP

Vienna, Virginia
April 30, 2001